EXHIBIT 10.3


                          AGOURON PHARMACEUTICALS, INC.


                                       and


                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


                                  Rights Agent


                                                   ------------



                      Amended and Restated Rights Agreement



                        Dated as of November [XXX], 1998


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                                TABLE OF CONTENTS


  1.       Certain Definitions
  2.       Appointment of Rights Agent
  3.       Issue of Rights Certificates
  4.       Form of Rights Certificates
  5.       Countersignature and Registration
  6. Transfer, Split Up, Combination and Exchange of Rights Certificates Mutilated, Destroyed, Lost or Stolen Rights Certificates
  7.       Exercise of Rights; Purchase Price; Expiration Date of Rights
  8.       Cancellation and Destruction of Rights Certificates
  9.       Reservation and Availability of Preferred Shares
  10.      Preferred Shares Record Date
  11.      Adjustment of Purchase Price, Number and Kind of Shares or
           Number of Rights
  12.      Certificate of Adjusted Purchase Price or Number of Shares
  13.      Consolidation, Merger or Sale or Transfer of Assets or Earning Power
  14.      Additional Covenants
  15.      Fractional Rights and Fractional Shares
  16.      Rights of Action
  17.      Agreement of Rights Holders
  18.      Rights Certificate Holder Not Deemed a Shareholder
  19.      Concerning the Rights Agent
  20.      Merger or Consolidation or Change of Name of Rights Agent
  21.      Duties of Rights Agent
  22.      Change of Rights Agent
  23.      Issuance of New Rights Certificates
  24.      Redemption, Termination and Exchange
  25.      Notice of Certain Events
  26.      Notices
  27.      Supplements and Amendment
  28.      Determination and Actions by the Board, etc.
  29.      Successors
  30.      Benefits of This Agreement
  31.      Severability
  32.      Governing Law
  33.      Counterparts
  34.      Descriptive Headings
  Exhibit A - [AMENDED AND RESTATED ARTICLES OF INCORPORATION]
  Exhibit B - Form of Rights Certificate



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                      AMENDED AND RESTATED RIGHTS AGREEMENT


           THIS AMENDED AND RESTATED RIGHTS AGREEMENT (this "Agreement"), dated as of November [XXX], 1998 (the "Agreement Date"), is made by and between AGOURON PHARMACEUTICALS, INC., a California corporation (the "Company"), and CHASEMELLON SHAREHOLDER SERVICES, L.L.C., a New Jersey limited liability company (the "Rights Agent").

                              W I T N E S S E T H:

           WHEREAS, the Board of Directors of the Company (the "Board") has previously adopted and implemented a shareholder rights plan governed by the terms of the Rights Agreement dated as of November 7, 1996 (the "Original Agreement") and, pursuant thereto, (i) distributed one preferred share purchase right (an "Original Right") for each share of common stock, no par value, of the Company outstanding at the close of business on November 21, 1996 and (ii) authorized the issue of one Original Right for each share of common stock issued after November 21, 1996.

           WHEREAS, on [XXXXX XXX], 1998, the Board approved this amendment and restatement of the Original Agreement to be effective (the "Effective Date") upon the creation and issuance of the Agouron Oncology Division Common Stock, no par value (the "Oncology Division Stock"). In connection with such amendment and restatement, the Board (i) authorized and declared a dividend distribution of one Oncology Division Stock Purchase Right (an "Oncology Right") for each share of Oncology Division Stock outstanding on the Effective Date, (ii) redesignated each Original Right outstanding as of the Effective Date as an Agouron Pharmaceuticals Stock Purchase Right (an "Agouron Right"),
  (iii) effected a two-for-one split of the Agouron Rights on the Effective Date (so that, as of the Effective Date, each share of Agouron Pharmaceuticals Common Stock, no par value ("Agouron Stock"), shall have one Agouron Right associated therewith), with a corresponding adjustment of the purchase price for an Agouron Right, and (iv) authorized and directed the issuance of one Right (as defined below) with respect to each Common Share (as defined below) that becomes outstanding between the Effective Date and the Distribution Date (or earlier redemption, expiration or termination of the Rights (as such term is hereinafter defined)).

           WHEREAS, each Agouron Right and Oncology Right initially represents the right to purchase one one-ten thousandth of a share of the Company's Series B Participating Preferred Stock, no par value ("Series B Preferred Stock"), and one one-ten thousandth of a share of the Company' Series C Participating Preferred Stock, no par value ("Series C Preferred Stock"), respectively, such preferred shares having the rights and preferences set forth in the [AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY WHICH ARE] attached hereto as Exhibit A, upon the terms and subject to the conditions herein set forth.

           NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

           1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms have the meanings indicated:

           (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, shall be or become, after the Effective Date, the Beneficial Owner (as such term is hereinafter defined) of Common Shares representing fifteen percent (15%) or more of the total Voting Rights (as defined below) of all the Common Shares then outstanding or who was such a Beneficial Owner, at any time on or after the Effective Date, whether or not such Person continues to be the Beneficial Owner of Common Shares representing fifteen percent (15%) or more of the total Voting Rights of all the Common Shares outstanding. NOTWITHSTANDING the foregoing:



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                    (i) in no event shall a Person who or which,  together  with all Affiliates and Associates of such Person, is the Beneficial Owner of Common Shares representing less than fifteen percent (15%) of the total Voting Rights of all the Common Shares outstanding become an Acquiring Person either (A) solely as a result of a reduction of the
           number  of  Common  Shares  outstanding   (including  repurchases  of
           outstanding Common Shares by the Company),  which reduction increases
           the   percentage   of  the  total  Voting  Rights  of  Common  Shares
           beneficially owned by such Person, or (B) solely due to an adjustment in the number of votes to which Oncology Division Stock is entitled pursuant to the Company's Articles of Incorporation (as they may be amended and/or restated from time to time); PROVIDED, HOWEVER, that any subsequent increase in the amount of Common Shares beneficially owned by any such Person, together with all Affiliates and Associates of such Person, without the prior written approval of the Board shall cause such Person to be an Acquiring Person (unless, measured at such time, such Person would not be an Acquiring Person);

                    (ii)  the  term  Acquiring  Person  shall  not  mean (A) the
           Company, (B) any subsidiary of the Company (as such term is hereinafter defined), (C) any employee benefit plan of the Company or any of its subsidiaries, (D) any entity holding securities of the Company organized, appointed or established by the Company or any of its subsidiaries for or pursuant to the terms of any such plan or (E) any underwriter acting in good faith in a firm commitment underwriting of an offering of the Company's securities pursuant to arrangements with the Company which have been approved by the Board (HOWEVEr, the exception provided by this clause (E) shall no longer be available in the event that any such underwriter is otherwise an Acquiring Person on or after the date which is forty (40) days after the date of initial acquisition of the Company's securities by such underwriter in connection with such offering); and

                    (iii) no Person shall be deemed to be an Acquiring Person if: (A) (1) any Schedule 13D under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any comparable or successor report, filed (or required to be filed) by such Person does not (or would not) state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 (or any comparable or successor
           Item) of such Schedule 13D (other than the disposition of Common Shares), (2) either (x) within two Business Days of being requested by the Company to advise the Company regarding the same, such Person certifies in writing to the Company that such Person acquired Beneficial Ownership of Common Shares representing fifteen percent (15%) or more of the total Voting Rights of all the Common Shares outstanding inadvertently or without knowledge of the terms of the Rights, or (y) the Board determines in good faith that such Person has become an Acquiring Person inadvertently, (3) such Person divests as promptly as practicable a sufficient number of securities representing Common Shares so that such Person shall not be deemed to be an Acquiring Person pursuant to the first sentence of this Section 1(a), and (4) promptly following such Person's divestiture of such securities, such Person certifies to the Board that such Person is no longer an Acquiring Person as defined pursuant to the first sentence of this Section 1(a); or (B) by reason of such Person's Beneficial Ownership of Common Shares representing fifteen percent (15%) or more of the total Voting Rights of all the Common Shares outstanding on the Agreement Date if prior to the Effective Date such Person notifies the Board that such Person is no longer the Beneficial Owner of Common Shares representing fifteen percent (15%) or more of the total Voting Rights of all the then outstanding Common Shares.

           (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the Agreement Date.

           (c) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

                    (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;



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                    (ii) which such Person or any of such Person's Affiliates or
Associates has:

                             (A) the right or  obligation  to  acquire  (whether
           such right or obligation is exercisable or effective immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment or exchange; or

                             (B) the right to vote or dispose of pursuant to any agreement, arrangement or understanding (whether or not in writing); PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this clause
           (B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                    (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or with which such Person or any of such Person's Affiliates or Associates have otherwise formed a group, for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (B) of subparagraph (ii) of this paragraph (c)) or disposing of any securities of the Company.

           (d) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of California are authorized or obligated by law or executive order to close.

           (e) "Close of business" on any given date shall mean 5:00 p.m., Pacific time, on such date; PROVIDED, HOWEVER, that if such date is not a Business Day it shall mean 5:00 p.m., Pacific time, on the next succeeding Business Day.

           (f) "Common Shares," when used with reference to the Company, shall mean the Agouron Stock and/or the Oncology Division Stock, as the context requires, of the Company or any other shares of capital stock of the Company into which Agouron Stock and/or Oncology Division Stock may be reclassified or changed; PROVIDED, HOWEVEr, that "Common Shares" shall mean all of the Agouron Stock and the Oncology Division Stock (or any other shares of capital stock into which Agouron Stock and/or Oncology Division Stock may be reclassified) whenever a determination of whether a Person shall have become the Beneficial Owner of, or shall have made a tender or exchange offer for, Common Shares representing a specified percentage of the total Voting Rights of all the Common Shares then outstanding is required to be made herein. "Common Shares," when used with reference to any Person other than the Company, shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control(s) such first-mentioned Person and which has issued and outstanding such capital stock, equity securities or equity interests.

           (g)      "Distribution Date" shall have the meaning as set forth in
  Section 3(a).

           (h) "Person" shall mean any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.
           (i) "Preferred Shares" shall mean shares of Series B Preferred Stock and/or shares of Series C Preferred Stock, as the context requires (e.g., Preferred Shares shall refer to shares of Series B Preferred Stock in the context of Agouron Rights and shares of Series C Preferred Stock in the context of Oncology Rights).

           (j) "Rights" shall mean Oncology Rights and/or Agouron Rights, as the context requires.

           (k) "Stock Acquisition Date" shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

           (l) A "subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or voting or equity interests is owned, directly or indirectly, by such Person, or which is otherwise controlled by such Person.

           (m)  "Triggering  Event" shall mean a Section 11 Event (as defined in
  Section  11(a)(ii)  of this  Agreement)  or a Section 13 Event (as  defined in
  Section 13(a) of this Agreement).

           (n) "Voting Rights," when used with reference to the capital stock of, or units of equity interest in, any Person, shall mean the right, under ordinary circumstances and measured as of the date of any determination, to vote in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if such Person is not a corporation).

           2. APPOINTMENT OF RIGHTS AGENT. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3, shall prior to the Distribution Date also be the holders of the Common Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agents and any Co-Rights Agents shall be as the Company shall determine.

           3. ISSUE OF RIGHTS CERTIFICATES.

           (a) Until the earlier of (i) the Stock Acquisition Date or (ii) the close of business on the tenth day (or such later date as may be determined by action of the Board) after the date of the commencement of, or first public announcement of the intent of any Person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any of its subsidiaries or any entity organized, appointed or established by the Company holding Common Shares for or pursuant to the terms of any such plan) to commence (which intention to commence remains unwithdrawn or otherwise uncanceled for five (5) days after such announcement), a tender or exchange offer the consummation of which would result in such Person becoming an Acquiring Person (including any such date which is on or after the Agreement Date and prior to the issuance of the Oncology Rights) (the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Agouron Rights and the Oncology Rights shall be evidenced by the certificates for Agouron Stock and Oncology Division Stock, respectively, registered in the names of the holders thereof (which certificates for Agouron Stock and Oncology Division Stock shall be deemed also to be certificates for Agouron Rights and Oncology Rights, respectively) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) shall be transferable only in connection with the transfer of the underlying Common Shares. As soon as practicable after the Distribution Date, the Rights Agent shall send by first-class, insured, postage prepaid mail, to each record holder of the Agouron Stock and Oncology Division Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, a certificate for Rights, in substantially the form of Exhibit B hereto (an "Agouron Stock Rights Certificate" or an "Oncology Division Stock Rights Certificate," as the case may be), evidencing one Agouron Right for each share of Agouron Stock so held and one Oncology Right for each share of Oncology Division Stock so held (subject to adjustment as provided elsewhere herein). As of and after the Distribution Date, the Rights shall be evidenced solely by such Rights Certificates.

           Until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the surrender for transfer of any certificate for Common Shares shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.
           (b) Certificates issued for Common Shares (including, without limitation, certificates issued upon transfer or exchange of Common Shares) after the Effective Date but prior to the Distribution Date (or earlier redemption, expiration or termination of the Rights) shall be deemed also to be certificates for Rights, and shall have impressed, printed, stamped, written or otherwise affixed onto them the following legend:

           This certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Rights Agreement between Agouron Pharmaceuticals, Inc. (the "Company") and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent") dated as of November [XXX], 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate Certificates and will no longer be evidenced by this Certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights beneficially owned by Acquiring Persons (as defined in the Rights Agreement) or certain related Persons and any subsequent holder of such Rights may become null and void.

  With respect to such certificates containing the foregoing legend, until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificates.

           4.       FORM OF RIGHTS CERTIFICATES.

           (a) The Agouron Stock Rights Certificates and the Oncology Division Stock Rights Certificates (and the forms of election to purchase shares and of assignment and certificates to be printed on the reverse thereof) shall be substantially in the form set forth as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or traded, or to conform to usage. Subject to the provisions of Section 11 and
  Section 23, the Rights Certificates shall entitle the holders thereof to purchase such number of one one-ten thousandths of a Preferred Share as shall be set forth therein at the price per one one-ten thousandth of a Preferred Share set forth therein (the "Purchase Price"), but the number of such one one-ten thousandths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

           (b) Any Rights Certificate issued pursuant to Section 3(a) that represents Rights beneficially owned by an Acquiring Person or any Associate or Affiliate thereof and any Rights Certificate issued at any time upon the transfer of any Rights to such an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate, and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

           The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person, as such terms are defined in the Rights Agreement. This Rights Certificate and the Rights represented hereby may become void under the circumstances specified in Section 7(e) of the Rights Agreement.

  The provisions of Section 7(e) shall be operative whether or not the foregoing legend is contained on any such Rights Certificate.

           5.       COUNTERSIGNATURE AND REGISTRATION.

           (a) The Rights Certificates shall be executed on behalf of the Company by its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant
  Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the Person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

           (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

           6.   TRANSFER,   SPLIT  UP,   COMBINATION   AND  EXCHANGE  OF  RIGHTS
  CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHTS CERTIFICATES.

           (a) Subject to the provisions of Sections 7(e), 7(f) and 15, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one-ten thousandths of a Preferred Share (or, after the occurrence of a Triggering Event, Common Shares or other securities or property, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall (subject to Section 7(e)) countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

           (b) Subject to the provisions of Sections 7(e), 7(f) and 15, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company shall execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

           7.     EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS.

           (a) Subject to the provisions of Sections 7(e) and 7(f), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon presentation of the Rights Certificate, with the appropriate form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-ten thousandth of a Preferred Share (or such other number, securities or property, as the case may be) as to which the Rights are exercised, at or prior to the earliest of
  (i) the close of business on November 21, 2006 (the "Final Expiration  Date"),
  (ii) the time at which the Rights are  redeemed  as  provided  in Section  24,
  (iii) the consummation of a transaction contemplated by Section 13(d), or (iv) the time at which the Rights are exchanged as provided in Section 24(c) (such earliest time being herein referred to as the "Expiration Date").

           (b) The Purchase Price with respect to each Agouron Right shall initially be [$250.00] for each one one-ten thousandth of a share of Series B Preferred Stock, and the Purchase Price with respect to each Oncology Right shall initially be [$XXX.XX] for each one one-ten thousandth of a share of Series C Preferred Stock, in each case (i) subject to adjustment from time to time as provided in Sections 11 and 13 and (ii) payable in lawful money of the United States of America in accordance with paragraph (c) below.

           (c) Upon  receipt of a Rights  Certificate  representing  exercisable
  Rights, with the appropriate form of election to purchase duly executed, accompanied by payment of the Purchase Price for fractional interests in the Preferred Shares (or other securities or property) to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) in cash, or by certified check or bank draft payable to the order of the Company, the Rights Agent shall, subject to Section 21(k), thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Shares to be purchased (or make available, if the Rights Agent is the transfer agent) certificates for the number of fractional interests in Preferred Shares to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company, in its sole discretion, shall have elected to deposit the fractional interests in Preferred Shares issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing such number of one one-ten thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 15,
  (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue other securities of the Company, and/or distribute other property pursuant to
  Section 11(a), the Company shall make all arrangements necessary so that such other securities and/or property are available for distribution by the Rights Agent, if and when appropriate.

           (d) In the case of an exercise of the Rights by a holder  pursuant to
  Section 11(a)(ii), the Rights Agent shall return such Rights Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the rights represented by such Rights Certificate no longer include the rights provided by Section 11(a)(ii); provided, however, that if less than all the Rights represented by such Rights Certificate were so exercised, the Rights Agent shall indicate on the Rights Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii). In case the registered holder of any Rights Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Rights Certificate or to such registered holder's duly authorized assigns, subject to the provisions of
  Section 15.

           (e) Notwithstanding anything in this Agreement to the contrary, if there occurs any Triggering Event, then any Rights that are or were on or after the Distribution Date beneficially owned by (i) an Acquiring

  Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee from an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such (and any subsequent transferees of such transferee), or (iii) a transferee of an Acquiring Person (or such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board determines is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this
  Section 7(e), shall become null and void without any further action, and any holder (including any subsequent holder) of such Rights shall thereupon have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure or inability to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees.

           (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the appropriate form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise shall have been properly completed and duly executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

           8. CANCELLATION AND DESTRUCTION OF RIGHTS CERTIFICATES. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

           9.       RESERVATION AND AVAILABILITY OF PREFERRED SHARES.

           (a) The Company covenants and agrees that it shall cause to be reserved and kept available, out of its authorized and unissued Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities), the number of Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) that will be sufficient (in accordance with the terms of this Agreement, including
  Section 11(a)(iii)) to permit the exercise in full of all outstanding Rights.

           (b) So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange or quoted on any national quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares (or other securities) reserved for such issuance to be listed on such exchange or quoted on such system upon official notice of issuance upon such exercise.

           (c) If then required by applicable law, the Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the occurrence of a Triggering Event as to which the consideration to be delivered by the Company upon exercise of the Rights has been determined pursuant to this Agreement, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, (B) the Expiration Date or (C) the date the Company receives an opinion of counsel to the effect that the maintenance of such registration statement in effect is no longer necessary. If then required by applicable law, the Company will also take such action as may be appropriate under the securities or "blue sky" laws of the various states. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement or to comply with such blue sky laws. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

           (d) The Company covenants and agrees that it shall take all such action as may be necessary to ensure that all Preferred Shares and/or other securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares or other securities (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares or securities.

           (e) The Company further covenants and agrees that it shall pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any certificates for Preferred Shares and/or other securities upon the exercise of Rights. The Company shall not, however, be required to (i) pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or in respect of the issuance or delivery of the Preferred Shares and/or other securities in a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or (ii) issue or deliver any certificates for Preferred Shares and/or other securities in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

           10. PREFERRED SHARES RECORD DATE. Each Person in whose name any certificate for Preferred Shares (or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares (or other securities) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly presented and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such presentation and payment is a date upon which the Preferred Shares (or other securities) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares (or other securities) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate, as such, shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

           11. ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SHARES OR NUMBER OF RIGHTS. The Purchase Price, the number of Preferred Shares (or number or kind of other shares of capital stock, as the case may be) covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

           (a) (i) In the event the Company shall at any time after the Agreement Date (A) declare or pay any dividend on any series of the outstanding Preferred Shares payable in Preferred Shares of the same series,
  (B) subdivide any series of the outstanding Preferred Shares, (C) combine any series of the outstanding Preferred Shares into a smaller number of shares or
  (D)  issue  any  shares  of its  capital  stock in a  reclassification  of the outstanding Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this
  Section 11(a) and in Section 7(e), the Purchase Price relating to the series of Preferred Shares at issue in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any associated Right exercised after such time shall be entitled to receive the aggregate number and kind of Preferred Shares of the affected series or other securities, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

           (ii) Subject to Section 24(c), in the event any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person (a "Section 11 Event") (except pursuant to a tender or exchange offer for all outstanding Common Shares at a price for each series of Common Shares and on terms determined by at least a majority of the members of the Board who are not officers of the Company and are not Acquiring Persons or Affiliates or
  Associates thereof to be in the best interests of the Company and its shareholders (other than the Person or an Affiliate or Associate thereof on whose behalf the offer is being made) (a "Permitted Offer")), then, promptly following the first occurrence of such a Section 11 Event, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e), shall, for a period of sixty (60) days after the later of the occurrence of any such Section 11 Event or the effective date of an appropriate registration statement pursuant to Section 9, have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of fractional interests in Preferred Shares and subject to the provisions of Section 11(a)(iii), such number of shares of Oncology Division Stock, in the case of an Oncology Right, and Agouron Stock, in the case an Agouron Right, as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-ten thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of the Section 11 Event at issue (with the foregoing yielding a product determined separately, as the case may be, for the Oncology Rights and the Agouron Rights), and dividing such products by (y) fifty percent (50%) of the then current per share market price of the Oncology Division Stock or the Agouron Stock in the case of an Oncology Right or an Agouron Right, respectively (determined pursuant to Section 11(d)), on the date of the occurrence of the Section 11 Event at issue (such number of shares being referred to herein, respectively, as the "Oncology Adjustment Shares" and the "Agouron Adjustment Shares"); provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13, then only the provisions of Section 13 shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii); and provided, further, that such sixty (60) day period shall not be deemed to run during any period in which the exercise of any of the Rights or the fulfillment by the Company or the Rights Agent of its or their obligations under this Agreement shall be enjoined or otherwise prohibited in full or in part by any court or other governmental agency or body.

           (iii) In lieu of issuing Oncology Adjustment Shares and/or Agouron Adjustment Shares in accordance with Section 11(a)(ii), the Company may, if the Board determines that such action is necessary or appropriate and not contrary to the interests of holders of Rights, elect to (and, in the event that the Board has not exercised the exchange right contained in Section 24(c) and there are not sufficient authorized but unissued shares of Oncology Division Stock or Agouron Stock, as the case may be, to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Company shall) take all such action as may be necessary to authorize, issue or pay, upon the exercise of the Rights, cash (including by way of a reduction of the Purchase Price), property, Common Shares, other securities (whether equity or debt securities of the Company, any subsidiary of the Company, or otherwise) or any combination thereof having an aggregate value equal to the value of the Oncology Adjustment Shares and/or the Agouron Adjustment Shares, as the case may be, which otherwise would have been issuable pursuant to
  Section 11(a)(ii), which aggregate value shall be determined by a nationally recognized investment banking firm selected by the Board. For purposes of the preceding sentence, the value of the Oncology Adjustment Shares and/or the Agouron Adjustment Shares, as the case may be, shall be determined pursuant to
  Section 11(d) and the value of any fractional interests in Preferred Shares or preference stock which the Board determines to be a "common share equivalent" shall be deemed to have the same value as the Oncology Adjustment Shares and/or the Agouron Adjustment Shares, as the case may be. Any such election by the Board must be made and publicly announced within sixty (60) days following the date on which the Section 11 Event at issue shall have occurred. Following the occurrence of such Section 11 Event, the Board may suspend the exercisability of the Rights for a period of up to sixty (60) days following the date on which such Section 11 Event shall have occurred to the extent that such Directors have not determined whether to exercise their rights of election under this Section 11(a)(iii). If the Board shall determine in good faith that it is likely that sufficient additional Oncology Adjustment Shares and/or Agouron Adjustment Shares, as the case may be, could be authorized for issuance upon exercise in full of the Rights, the sixty (60) day period set forth above may be extended to the extent necessary, but not more than ninety
  (90) days following the occurrence of the Section 11 Event at issue, in order that the Company may seek shareholder approval for the authorization of such additional shares. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended.

           (b) If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of any series of Preferred Shares entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Shares of such series (or shares having the same or more favorable rights, privileges and preferences as the Preferred Shares of such series ("equivalent preferred shares")) or securities convertible into Preferred Shares of such series or equivalent preferred shares at a price per Preferred Share of such series or per equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares of such series or equivalent preferred shares) less than the then current market price (as defined in
  Section 11(d)) per Preferred Share of such series on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares of such series outstanding on such record date plus the number of Preferred Shares of such series which the aggregate offering price of the total number of Preferred Shares of such series and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares of such series outstanding on such record date plus the number of additional Preferred Shares of such series and/or equivalent preferred shares so to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined reasonably and with good faith to the holders of Rights by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and conclusive for all purposes. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

           (c) If the Company shall fix a record date for the making of a distribution to all holders of any series of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Shares of such series, but including any dividend payable in stock other than Preferred Shares of such series) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current market price (as defined in Section 11(d)) per Preferred Share of such series on such record date, less the fair market value (as determined reasonably and with good faith to the holders of Rights by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and conclusive for all purposes) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants distributable in respect of one Preferred Share of such series and the denominator of which shall be the then current market price (as defined in Section 11(d)) per Preferred Share of such series. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would be in effect if such record date had not been fixed.

           (d) (i) For the purpose of any computation hereunder, other than as provided in Section 11(a)(iii), the "current market price" per share of the Common Shares on any date shall be deemed to be the average of the daily closing prices per share of such Common Shares for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares or (B) any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of thirty
  (30)  Trading  Days  after  the   ex-dividend   date  for  such   dividend  or
  distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") or such other system then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board. If on any such date no market maker is making a market in the Common Shares at issue, the fair value of such shares on such date as determined reasonably and with good faith by the Board shall be used and shall be binding on the Rights Agent and conclusive for all purposes. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Shares at issue are listed or admitted to trading is open for the transaction of business or, if the Common Shares at issue are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Shares at issue are not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share determined reasonably and with good faith to the holders of Rights by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and conclusive for all purposes.

           (ii) For the purpose of any computation hereunder, the "current market price" per share (or one one-ten thousandth of a share) of the Preferred Shares shall be determined in the same manner as set forth above for Common Shares in Section 11(d)(i) (other than the last sentence thereof). If the current market price per share (or one one-ten thousandth of a share) of the Preferred Shares cannot be determined in the manner provided above or if the Preferred Shares at issue are not publicly held or listed or traded in a manner described in Section 11(d)(i), the "current market price" per share of Series B Preferred Stock or Series C Preferred Stock shall be conclusively deemed to be an amount equal to 10,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalization with respect to the Series B Preferred Stock, the Series C Preferred Stock, the Agouron Stock or the Oncology Division Stock, as the case may be, occurring after the Agreement Date) multiplied by the current market price per share of the Agouron Stock or the Oncology Division Stock, respectively, and the "current market price" per one one-ten thousandth of a share of Series B Preferred Stock or Series C Preferred Stock shall be conclusively deemed to be an amount equal to the current market price per share of the Agouron Stock or the Oncology Division Stock, respectively (and in each case as appropriately adjusted). If neither the applicable Common Shares nor the applicable Preferred Shares are publicly held or so listed or traded, "current market price" per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

           (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section

  11 shall be made to the nearest cent or to the nearest thousandth of a Common Share or other share or one-ten millionth of a Preferred Share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

           (f) If as a result of any provision of this Section 11, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares of the series at issue (i.e., Series B Preferred Stock in the case of Agouron Rights and Series C Preferred Stock in the case of Oncology Rights), thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares of such series (and the related Purchase Price) contained in this Section 11, and the provisions of Sections 7, 9, 10, 13 and 15 with respect to the Preferred Shares of such series shall apply on like terms to any such other shares.

           (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-ten thousandths of a Preferred Share of the series at issue purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

           (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-ten thousandths of a Preferred Share of the series at issue (calculated to the nearest one-ten millionth) obtained by (i) multiplying (x) the number of one one-ten thousandths of a Preferred Share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

           (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-ten thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-ten thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one millionth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this
  Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 15, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

           (j) Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-ten thousandths of a Preferred Share which were expressed in the initial Rights Certificates issued hereunder.

           (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the Preferred Shares, Common Shares or other securities issuable upon exercise of the Rights (aggregating, for this purpose, an appropriate amount of the Purchase Price for fractional shares to compare such aggregated amount to the par value for a whole share), the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares, Common Shares or other securities at such adjusted Purchase Price. If upon any exercise of the Rights, a holder is to receive a combination of Common Shares and common share equivalents, or Preferred Shares and equivalent preferred shares, a portion of the consideration paid upon such exercise, equal to at least the then par value, if any, of a Common Share or a Preferred Share, as the case may be, shall be allocated as the payment for each Common Share or Preferred Share, as the case may be, so received.

           (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

           (m) Anything to the contrary in this Section 11 notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of Preferred Shares, any issuance wholly for cash of any Preferred Shares at less than the current market price, any issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, any stock dividends or any issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of Preferred Shares shall not be taxable to such shareholders.

           (n) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Agreement Date and prior to the Distribution Date (i) declare or pay any dividend on any series of the outstanding Common Shares payable in Common Shares of the same series,
  (ii) subdivide any series of the outstanding Common Shares, (iii) combine any series of the outstanding Common Shares into a smaller number of shares or
  (iv) issue any shares of its capital stock in a reclassification of any series of the outstanding Common Shares, the number of Rights associated with each Common Share of the series at issue then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each such share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share of the series at issue immediately prior to such event by a fraction the numerator of which shall be the total number of Common Shares of the series at issue outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares of the series at issue outstanding immediately following the occurrence of such event.

           (o) The exercise of Rights under Section 11(a)(ii) shall only result in the loss of rights under Section 11(a)(ii) to the extent so exercised and shall not otherwise affect the rights represented by the Rights under this Agreement, including the rights represented by Section 13.

           12. CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES. Whenever an adjustment is made as provided in Sections 11 and 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Shares and the Common Shares a copy of such certificate and

  (c) mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate. Notwithstanding the foregoing provisions of this Section 12, the failure of the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment.

           13. CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR EARNING POWER.

           (a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person, (y) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger (other than, in the case of either transaction described in (x) or (y), a merger or consolidation which would result in all of the voting power represented by the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the voting power represented by the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such merger or consolidation), or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its subsidiaries shall sell, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its subsidiaries (taken as a whole) to any other Person (any of the events described in the foregoing clauses (x), (y) or (z) being herein referred to as a "Section 13 Event"), then, and in each such case, proper provision shall be made so that (i) following the Distribution Date, each holder of a Right (other than as provided in Section 7(e)) shall have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of freely tradable Common Shares of the Principal Party (as hereinafter defined), free and clear of liens, rights of call or first refusal, encumbrances or other adverse claims, as shall be equal to the result obtained by (x) multiplying the then current Purchase Price by the number of one one-ten thousandths of a Preferred Share for which a Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 11(a)(ii)) and (y) dividing that product by fifty percent (50%) of the current market price per share of the Common Shares of such Principal Party (determined pursuant to Section 11(d)) on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

           (b)      "Principal Party" shall mean:

                    (i) in the case of any transaction described in clauses (x) or (y) of the first sentence of this Section 13, the Person that is the issuer of any securities into which Common Shares of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to the merger or consolidation (including, if applicable, the Company, if it is the surviving corporation); and

                    (ii) in the case of any transaction described in clause (z) of the first sentence in this Section 13, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (A) if the Common Shares of such Person are not at such time and have not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect subsidiary or Affiliate of another Person the Common Shares of which have been so registered, "Principal Party" shall refer to such other Person; (B) in case such Person is a subsidiary, directly or indirectly, or Affiliate of more than one Person, the Common Shares of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value; and (C) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in
           (A) and (B) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a "Subsidiary" of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

           (c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized Common Shares that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any Section 13 Event, the Principal Party at its own expense shall:

                    (i) prepare and file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, will use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and will use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

                    (ii) use its best efforts to (x) qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate and (y) cause the Rights and the securities purchasable upon exercise of the Rights to be listed on any national securities exchange or national quotation system upon which its Common Shares are listed, traded or quoted; and

                    (iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all material respects with the requirements for registration on Form 10 under the Exchange Act.

  The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. The rights under this Section 13 shall be in addition to the rights to exercise Rights and adjustments under
  Section 11(a)(ii) and shall survive any exercise thereunder.

           (d)  Notwithstanding  anything  in this  Agreement  to the  contrary,
  Section 13 shall not be applicable to a transaction described in clauses (x) and (y) of Section 13(a) if (i) such transaction is consummated with a Person or Persons who acquired Common Shares of the Company pursuant to a Permitted Offer (or a wholly owned subsidiary of any such Person or Persons), (ii) the price per Common Share of each series offered in such transaction is not less than the price per Common Share of the same series paid to all holders of such Common Shares whose shares were purchased pursuant to such Permitted Offer and
  (iii) the form of consideration being offered to the remaining holders of Common Shares of each series pursuant to such transaction is the same as the form of consideration paid to all holders of the Common Shares of the same series pursuant to such Permitted Offer. Upon consummation of any such transaction contemplated by this subsection (d), all Rights hereunder shall expire.

           14.      ADDITIONAL COVENANTS.

           (a) The Company covenants and agrees that after the Stock Acquisition Date it shall not (i) consolidate with, (ii) merge with or into, or (iii) sell or transfer to any other Person, in one or more transactions, assets or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its subsidiaries taken as a whole, if at the time of or after such consolidation, merger or sale there are any charter or bylaw provisions or any rights, warrants or other instruments outstanding or any other action taken which would diminish or otherwise eliminate the benefits intended to be afforded by the Rights. The Company shall not consummate any such consolidation, merger or sale unless prior thereto the Company and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this subsection.

           (b) The Company covenants and agrees that, after the Stock Acquisition Date, it will not, except as permitted by Section 24, take any action the purpose or effect of which is to diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

           15.      FRACTIONAL RIGHTS AND FRACTIONAL SHARES.

           (a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(n), or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 15(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined reasonably and with good faith to the holders of Rights by the Board shall be used and shall be binding on the Rights Agent and conclusive for all purposes.

           (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-ten thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-ten thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-ten thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the fractional interests in Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-ten thousandth of a Preferred Share, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market price of one one-ten thousandth of a Preferred Share (as determined pursuant to Section 11(d) for the Trading Day immediately prior to the date of such exercise).

           (c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of Common Shares or units of common share equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of such common share equivalents or other securities. In lieu of fractional shares or units of such common share equivalents or other securities, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share or unit of such common share equivalent or other securities. For purposes of this Section 15(c), the current market value shall be determined in the manner set forth in Section 11(d) for the Trading Day immediately prior to the date of such exercise and, if a common share equivalent is not traded, each such common share equivalent shall have the value of one one-ten thousandth of a Preferred Share (as determined pursuant to Section 11(d) for the Trading Day immediately prior to the date of exercise).

           (d) Except as otherwise expressly provided herein, the holder of a Right by the acceptance of the Rights expressly waives such holder's right to receive any fractional Rights or any fractional shares (other than, in the case of Preferred Shares, fractions which are integral multiples of one one-ten thousandth of a Preferred Share) upon exercise of a Right.

           16. RIGHTS OF ACTION. All rights of action in respect of this Agreement, except those rights of action vested in the Rights Agent pursuant to Section 21, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys' fees, incurred by them in any action to enforce the provisions of this Agreement.

           17. AGREEMENT OF RIGHTS HOLDERS. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

           (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Shares;

           (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

           (c) the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

           (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

           18. RIGHTS CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares, Common Shares or any other securities of the Company which may at any time be issuable upon exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions thereof.

           19. CONCERNING THE RIGHTS AGENT. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

           The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

           20. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT. Any corporation or other entity into which the Rights Agent or any successor
  Rights Agent may be merged or with which it may be consolidated, or any corporation or other entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or other entity succeeding to the corporate trust or shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 22. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates in this Agreement.

           In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

           21. DUTIES OF RIGHTS AGENT. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

           (a) The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

           (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "current market price") be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President, any

  Vice President, the Chief Financial Officer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

           (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

           (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except as to the fact that it has countersigned the Rights Certificates) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

           (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or 13 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of a certificate pursuant to Section 12 describing any such adjustment); nor shall it be responsible for any determination by the Board of the current market value of the Rights or Preferred Shares or Common Shares pursuant to the provisions of Section 15; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Preferred Shares or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

           (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

           (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from the President, any Vice President, the Secretary, any Assistant Secretary or the Chief Financial Officer of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken or omitted and the Rights Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking or omitting any such action, the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.

           (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

           (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to the holders of the Rights resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

           (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

           (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

           22. CHANGE OF RIGHTS AGENT. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days notice in writing mailed to the Company and to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail, and to holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty
  (30) days notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit such holder's Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation or other entity organized and doing business under the laws of the United States or of the State of New York or the State of California (or of any other state of the United States so long as such corporation or other entity is authorized to do business as a banking institution in the State of New York or the State of California), in good standing, having a principal office in the State of New York or the State of California, which is authorized under such laws to exercise corporate trust or shareholder services powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000.00 or (b) an affiliate of a corporation or other entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall mail notice thereof in writing to the predecessor Rights Agent and each transfer agent of the Common Shares and Preferred Shares, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 22, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

           23. ISSUANCE OF NEW RIGHTS CERTIFICATES. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or otherwise under any employee plan or arrangement, which plan or arrangement is existing as of the Distribution Date, or upon the exercise, conversion or exchange of any other securities issued by the Company on or prior to the Distribution Date, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights

  Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificates shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificates would be issued, and (ii) no such Rights Certificates shall be issued if, and to the extent that appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

           24.      REDEMPTION, TERMINATION AND EXCHANGE.

           (a) (i) The Board may, at its option, at any time prior to the earlier of (x) the Stock Acquisition Date or (y) 5:00 p.m., Pacific time, on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $[0.0005] per Right in the case of the Agouron Rights and $[0.001] per Right in the case of the Oncology Rights, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Agreement Date (each such redemption price being hereinafter referred to, as the case may be, as the "Redemption Price").

                    (ii) In addition,  and  notwithstanding  the  provisions  of
  Section 24(a)(i), the Board may redeem all but not less than all of the then outstanding Rights at the Redemption Price following the Stock Acquisition Date but prior to any Section 13 Event either (x) in connection with any
  Section 13 Event in which all holders of each series of Common Shares are treated alike with all other holders of such series and not involving (other than as a holder of Common Shares being treated like all other such holders on a series-by-series basis) an Acquiring Person or an Affiliate or Associate thereof or any other Person in which such Acquiring Person or Affiliate or Associate thereof has any interest, or any other Person acting directly or indirectly on behalf of or in association with any such Acquiring Person or Affiliate or Associate thereof, or (y) following the occurrence of a Section 11 Event, and the expiration of any period during which the holder of Rights may exercise the rights under Section 11(a)(ii) as a result thereof, if and for as long as any Acquiring Person having triggered the Section 11 Event at issue is not thereafter the Beneficial Owner of Common Shares representing fifteen percent (15%) or more of the total Voting Rights of all the Common Shares then outstanding, and at the time of redemption there are no other Persons who are Acquiring Persons.

           (b) In the case of a redemption permitted under Section 24(a)(i), immediately upon the action of the Board ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. In the case of a redemption permitted only under Section 24(a)(ii), evidence of which shall have been filed with the Rights Agent, the right to exercise the Rights will terminate and represent only the right to receive the Redemption Price only after ten
  (10) Business Days following the giving of notice of such redemption to the holders of such Rights if no Section 11 Event shall have occurred, and, if a
  Section 11 Event shall have occurred, upon the later of ten (10) Business Days following the giving of such notice or the expiration of any period during which the Rights may be exercised under Section 11(a)(ii) as a result thereof. Within ten (10) days after the action of the Board ordering any such redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

           In the case of a redemption permitted under Section 24(a)(i) or (ii), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Shares, and upon such action, all outstanding Rights Certificates shall be null and void without any further action by the Company.

           (c) (i) Subject to the limitations of applicable laws, the Board may, at its option and at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of
  Section 7(e)) for (A) Common Shares at an exchange ratio of one share of Agouron Stock for each Agouron Right and one share of Oncology Division Stock for each Oncology Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Agreement Date (referred to herein as the "Agouron Exchange Shares" and the "Oncology Exchange Shares," as the case may be), or (B) Substitute Consideration (as that term is defined below). The Board may determine, in its sole discretion, whether to deliver Exchange Shares or Substitute Consideration. Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any such subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of Common Shares representing fifty percent (50%) or more of the total Voting Rights of all the Common Shares then outstanding.

                    (ii) In the event the Board shall determine to deliver Substitute Consideration in exchange for Rights, the Company shall (A) determine the value of the Agouron Exchange Shares and the Oncology Exchange Shares (referred to herein as the "Agouron Exchange Value" and the "Oncology Exchange Value," as the case may be), and (B) with respect to each Agouron Right or Oncology Right to be exchanged, make adequate provision to substitute for Agouron Exchange Shares and Oncology Exchange Shares, respectively, the following (the "Substitute Consideration"): (v) cash, (w) Common Shares or common share equivalents (as that term is defined in Section 11(a)(iii)) or Preferred Shares or equivalent preferred shares (as that term is defined in Section 11(b)), (x) debt securities of the Company, (y) other assets, or (z) any combination of the foregoing, having an aggregate value equal to the Agouron Exchange Value or the Oncology Exchange Value, as the case may be, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board. For purposes of this Section 24(c), the value of a Common Share
  (insofar as the same relates to the determination of the value of Agouron Exchange Shares and Oncology Exchange Shares) shall be the current per share market price (as determined pursuant to Section 11(d)) of such Common Shares on the day that is the later of (x) the first occurrence of a Section 11 Event or (y) the date on which the Company's right of redemption pursuant to Section 24(a)(i) expires; and the value of any common share equivalent shall be deemed to have the same value as the related Common Share on such date.

                    (iii) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to this Section 24(c), and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive Agouron Exchange Shares or Oncology Exchange Shares, as applicable, or appropriate Substitute Consideration for each Right exchanged by such holder. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of Common Shares (or Substitute Consideration) for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e)) held by each holder of Rights.

                    (iv) In the event that there shall not be sufficient Common Shares or Preferred Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24(c), the Company shall take all such action as may be necessary to authorize additional Common Shares or Preferred Shares for issuance upon exchange of the Rights.

                    (v) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole

  Common Share. For the purposes of this Section 24(c)(v), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to Section 11(d)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24(c).

           25. NOTICE OF CERTAIN EVENTS. In case the Company shall propose (a) to pay any dividend payable in stock of any class to any holders of Preferred Shares or to make any other distribution to any holders of Preferred Shares (other than a regular quarterly dividend out of earnings or retained earnings of the Company) or (b) to offer to any holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, or
  (c) to effect any reclassification of Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its subsidiaries to effect any sale or other transfer), in one or more transactions, of more than fifty percent (50%) of the assets or earning power of the Company and its subsidiaries (taken as a whole) to, any other Person, or (e) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by holders of the Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause
  (a) or (b) above at least twenty (20) days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by holders of the Preferred Shares, whichever shall be the earlier.

           In case any Triggering Event shall occur, then, in any such case, the Company or the Principal Party, as the case may be, shall as soon as practicable thereafter give to each holder of a Rights Certificate, in accordance with Section 26, a notice of the occurrence of such Triggering Event, which shall specify the Triggering Event and the consequences of the Triggering Event to holders of Rights under Section 11(a)(ii) or 13(a), as the case may be.

           The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

           26. NOTICES. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, or sent by nationwide overnight delivery, addressed (until another address is filed in writing with the Rights Agent) as follows:

                             Agouron Pharmaceuticals, Inc.
                             10350 North Torrey Pines Road
                             La Jolla, CA  92037
                             Attention:  President

           Subject to the provisions of Section 22, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, or sent by nationwide overnight delivery, addressed (until another address is filed in writing with the Company) as follows:

                             ChaseMellon Shareholder Services, L.L.C.
                             85 Challenger Road
                             Ridgefield Park, NJ 07660
                             Attention:  Compliance Area

           Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, or sent by nationwide overnight delivery, addressed to such holder at the address of such holder as shown on the registry books of the Company.

           Each such notice or demand shall be effective (i) if given by mail, three (3) days after the notice or demand is deposited in the mails with first class postage prepaid, addressed as specified herein, (ii) if given by nationwide overnight delivery, the date of delivery at the address specified herein or (iii) if given by any other means, the date of delivery at the address specified herein.

           27.      SUPPLEMENTS AND AMENDMENTS.

           (a) The Company and the Rights Agent may from time to time supplement or amend this Agreement without approval of any holders of Rights or Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) prior to the Distribution Date, to change or supplement any provision hereunder in any manner which the Company may deem necessary or desirable, or (iv) on or following the Distribution Date, to change or supplement any provision hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this
  Section 27, the Rights Agent shall execute such supplement or amendment unless the Rights Agent shall have determined in good faith that such supplement or amendment would adversely affect its interests under this Agreement.

           b) Prior to the Distribution Date, the interests of the holders of Agouron Rights shall be deemed coincident with the interests of the holders of Agouron Stock and the interests of the holders of Oncology Rights shall be deemed coincident with the interests of the holders of Oncology Division Stock.

           28. DETERMINATION AND ACTIONS BY THE BOARD, ETC.

           (a) For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time (or the total Voting Rights pertaining thereto), including for purposes of determining the particular percentage of such outstanding Common Shares or any other securities of which any Person is the Beneficial Owner (or the total Voting Rights pertaining thereto), shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the Agreement Date.

           (b) The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates and all other parties and (y) not subject the Board to any liability to the holders of the Rights Certificates.

           29. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

           30. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares).

           31. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

           32. GOVERNING LAW. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and to be performed entirely within such state.

           33. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

           34. DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

  Attest:                          AGOURON PHARMACEUTICALS, INC.



  By                               By

  Title                            Title


  Attest:                          CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


  By                               By

  Title                            Title

                                    EXHIBIT A

                              [AMENDED AND RESTATED

                           ARTICLES OF INCORPORATION]

                                       OF

                          AGOURON PHARMACEUTICALS, INC.


                                [to be attached]

                                    EXHIBIT B


                           Form of Rights Certificate


  Certificate No. [AR/OR] R-_____________     _____________ Rights

           NOT EXERCISABLE AFTER NOVEMBER 21, 2006 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $[0.0005] PER RIGHT IN THE CASE OF THE AGOURON RIGHTS AND $[0.001] PER RIGHT IN THE CASE OF THE ONCOLOGY RIGHTS, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE WERE ISSUED TO A PERSON WHO WAS AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON, AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT. THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME VOID UNDER THE CIRCUMSTANCES SPECIFIED IN SECTION 7(E) OF THE RIGHTS AGREEMENT.]1


                               RIGHTS CERTIFICATE

                          AGOURON PHARMACEUTICALS, INC.


           This  certifies  that  ___________,  or  registered  assigns,  is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement dated as of November [XXX], 1998 (the "Rights Agreement") between Agouron Pharmaceuticals, Inc., a California corporation (the "Company"), and Chase Mellon Shareholder Services, L.L.C. (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (Pacific time) on November 21, 2006, at the office of the Rights Agent designated for such purpose, one one-ten thousandth of a fully paid, nonassessable share of Series [B/C] Participating Preferred Stock (the "Preferred Shares") of the Company, at a purchase price of [$250.00/[XXX.XX]] per one one-ten thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the appropriate Form of Election to Purchase and Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-ten thousandths of a share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the close of business on [XXXX XXX], 1998, based on the Preferred Shares as constituted at such date.

           Upon the occurrence of a Triggering Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person (as such term is defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person or an Associate or Affiliate thereof (as such terms are defined in the Rights Agreement), or (iii) under certain circumstances specified in the Rights Agreement, a transferee of an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of any such Triggering Event.

           As provided in the Rights Agreement, the Purchase Price and the number and kind of Preferred Shares or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

           This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are also available upon written request to the Company.

           This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised (other than pursuant to Section 11(a)(ii) of the Rights Agreement) in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. If this Rights Certificate shall be exercised in whole or in part pursuant to Section 11(a)(ii) of the Rights Agreement, the holder shall be entitled to receive this Rights Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.

           Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may, but are not required to, be redeemed by the Company at its option at a redemption price of [[$0.0005/$0.001]] per Right. Subject to the provisions of the Rights Agreement, the Company, at its option, may elect to mail payment of the redemption price to the registered holder of the Rights at the time of redemption, in which event this certificate may become void without any further action by the Company.

           No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-ten thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

           No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

           This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

           WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

           Dated:  ______________.

  Attest:                                     AGOURON PHARMACEUTICALS, INC.


 By __________________________       By _______________________________

  Title ______________________       Title ____________________________


  Countersigned:

  CHASEMELLON SHAREHOLDER
  SERVICES, L.L.C.



  By _________________________

                  [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Rights Certificate.)


           FOR  VALUE  RECEIVED,   _______________________________
hereby  sells,   assigns  and  transfers  unto

---------------- ---------------------------------------------------------------
                  (please print name and address of transferee) _______________________________________________________________ this Rights
  Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

           Dated:  _______________.



                                              ----------------------------------
                                              Signature

  Signature Guaranteed:


           Signatures must be guaranteed by an Eligible Guarantor Institution, as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

                                   CERTIFICATE


           The undersigned hereby certifies by checking the appropriate boxes that:

           (1) the Rights evidenced by this Rights Certificate _ are _ are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

           (2) after due inquiry and to the best knowledge of the undersigned, it _ did _ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

           Dated:  ______________.



                                              ----------------------------------
                                              Signature


                                     NOTICE


           The signature to the foregoing Assignment must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

           In the event the Certificate set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and will affix a legend to that effect on any Rights Certificate issued in exchange for this Rights Certificate.

                          FORM OF ELECTION TO PURCHASE

                      (To be executed if holder desires to
                   exercise the Rights Certificate pursuant to
                                     Section 11(a)(ii) of the Rights Agreement.)


  To  AGOURON PHARMACEUTICALS, INC.:


           The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Rights Certificate to purchase the Common Shares (or such other securities of the Company) issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:
  ----------------------------------------------------------------
       (Please insert social security or other identifying number)

  ----------------------------------------------------------------
                         (Please print name and address)

  ----------------------------------------------------------------


           The Rights Certificate shall be returned to the undersigned (indicating the balance, if any, of such Rights which may still be exercised pursuant to Section 11(a)(ii) of the Rights Agreement) unless such Person requests that the Rights Certificate be registered in the name of and delivered to:
  ----------------------------------------------------------------
  Please insert social security or other identifying number (complete only if Rights Certificate is to be registered in a name other than the undersigned)

  ----------------------------------------------------------------
                         (Please print name and address)

  ----------------------------------------------------------------

           Dated:  ______________.



                                              ----------------------------------
                                              Signature

  Signature Guaranteed:


           Signatures must be guaranteed by an Eligible Guarantor Institution, as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

                                   CERTIFICATE


           The undersigned hereby certifies by checking the appropriate boxes that:

           (1) the Rights evidenced by this Rights Certificate _ are _ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

           (2) after due inquiry and to the best knowledge of the undersigned, it _ did _ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

           Dated:  ______________.



                                              ----------------------------------
                                              Signature


                                     NOTICE


           The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

           In the event the Certificate set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

                          FORM OF ELECTION TO PURCHASE

                  (To be executed if holder desires to exercise the Rights Certificate other than pursuant to
                                     Section 11(a)(ii) of the Rights Agreement.)


  To  AGOURON PHARMACEUTICALS, INC.:


           The undersigned hereby irrevocably elects to exercise _________ Rights represented by this Rights Certificate to purchase the Preferred Shares (or such other securities of the Company or any other Person) issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:

----------------------------------------------------------------
   (Please insert social security or other identifying number)

  ----------------------------------------------------------------
                         (Please print name and address)

  ----------------------------------------------------------------


           If applicable, the Rights Certificate indicating the balance, if any, of such Rights which may still be exercised pursuant to Section 11(a)(ii) of the Rights Agreement shall be returned to the undersigned unless such Person requests that the Rights Certificate be registered in the name of and delivered to:
  ----------------------------------------------------------------
  Please insert social security or other identifying number (complete only if Rights Certificate is to be registered in a name other than the undersigned)

  ----------------------------------------------------------------
                         (Please print name and address)

  ----------------------------------------------------------------

           Dated:  ______________.



                                              ----------------------------------
                                               Signature

  Signature Guaranteed:


           Signatures must be guaranteed by an Eligible Guarantor Institution, as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

                                   CERTIFICATE


           The undersigned hereby certifies by checking the appropriate boxes that:

           (1) the Rights evidenced by this Rights Certificate _ are _ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

           (2) after due inquiry and to the best knowledge of the undersigned, it _ did _ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

           Dated:  ______________.



                                              ----------------------------------
                                              Signature


                                     NOTICE


           The signature to the foregoing Election to Purchase must correspond to the name as written upon the fact of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

           In the event the Certificate set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).